TABLE OF CONTENTS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/EQT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/EQT Online Go to www.envisionreports.com/EQT or scan the QR code — login details are located in the shaded bar below. Notice of Annual Meeting of Shareholders 03L5EC + + Important Notice Regarding the Availability of Proxy Materials for EQT Corporation’s Annual Meeting of Shareholders to be held on Wednesday, April 20, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement, 2021 Form 10-K and Proxy Card to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request as instructed on the reverse side on or before April 8, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a paper copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a paper copy of the proxy materials. — Internet – Go to www.envisionreports.com/EQT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials EQT Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 8, 2022. The 2022 Annual Meeting of Shareholders of EQT Corporation will be held on Wednesday, April 20, 2022 at 8:00 a.m. Eastern Time virtually via live webcast at www.meetnow.global/MPDGKGT. To access and vote online during the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend you vote FOR each of the director nominees listed and FOR proposals 2, 3, and 4: 1. Election of Directors: 01 - Lydia I. Beebe 02 - Lee M. Canaan 03 - Janet L. Carrig 04 - Frank C. Hu 05 - Kathryn J. Jackson, Ph.D. 06 - John F. McCartney 07 - James T. McManus II 08 - Anita M. Powers 09 - Daniel J. Rice IV 10 - Toby Z. Rice 11 - Hallie A. Vanderhider 2. Advisory vote to approve the 2021 compensation of the Company’s named executive officers (say-on-pay) 3. Approval of an amendment to the Company’s 2020 Long-Term Incentive Plan to increase the number of authorized shares 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you mus t go online or request a paper copy of the proxy materials to receive a proxy card. Shareholder Meeting Notice

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # EQT CORPORATION 2022 Annual Meeting Vote by April 19, 2022 11:59 PM ET You invested in EQT CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 20, 2022. View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 06, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 20, 2022 8:00 AM EDT Virtually via live webcast at https://meetnow.global/MPDGKGT.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

EQT CORPORATION
2022 Annual Meeting
Vote by April 19, 2022
11:59 PM ET

Voting Items		**Board Recommends**
1.	Election of Directors **Nominees:**	
1A	Lydia I. Beebe	**For**
1B	Lee M. Canaan	**For**
1C	Janet L. Carrig	**For**
1D	Frank C. Hu	**For**
1E	Kathryn J. Jackson	**For**
1F	John F. McCartney	**For**
1G	James T. McManus II	**For**
1H	Anita M. Powers	**For**
1I	Daniel J. Rice IV	**For**
1J	Toby Z. Rice	**For**
1K	Hallie A. Vanderhider	**For**
2	Advisory vote to approve the 2021 compensation of the Company`s named executive officers (say-on-pay)	**For**
3	Approval of an amendment to the Company`s 2020 Long-Term Incentive Plan to increase the number of authorized shares	**For**
4	Ratification of the appointment of Ernst & Young LLP as the Company`s independent registered public accounting firm for fiscal year ending December 31, 2022	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**